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Exhibit No. 10.1
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United States Postal Service Solicitation ASYS-R-99-01 (Air System Contract)
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United States     Transportation Services Bid or Proposal Contract
Postal Service


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                               1.     Bid or Proposal Submitted Pursuant to:
a.  Solicitation No.  b. Date of Solicitation  c.  Contract No.  d. Begin Contract  e.  End Contract Term
    ASYS-R-99-01         July 17, 1998             AYS-R-99-01      12-SEP-98            08-SEP-2000

f.  For Mail Service  City & State                               City & State
    in or Between     VARIOUS AIR STOPS                          VARIOUS AIR STOPS

                               2.     Rate of Compensation, Bid or Proposal

Written Dollar Amount (Bid or proposal must be submitted on a single annual         Amount (Figures)
rate basis unless the solicitation specifically calls for bids/proposals at         LH:  $0.00007836 per lb/GCM
a per mile, per piece, per trip, or other unit rate.)  Line Haul:  $.00007824       TH:  $.72  per pound
per pound per Great Circle Mile
Terminal Handling per pound: (offeror complete) Seventy-two cents
                                                -----------------
                               3.     Offeror

a.  Name (Print or Type)                                           b.  Address (Street, City, State, Zip + 4)
    Alpine Aviation, Inc.                                              3450 Mike Jense Pkwy
    ---------------------                                              --------------------
    DBA (if applicable):  Alpine Air
                          ----------
    OAG/CARRIER CODE:  5A                                          City:  Provo  ST:  UT  Zip+4  84601
                        -                                                 ----------------------------

c.  Telephone Number                               D.  Social Security Number or Taxpayer Identification Number
    (801) 373-1508                                     87-0310531
    --------------                                     ----------

                    e. Legal Resident of                            f.  Engaged in Business in
             (Complete if Offeror is an Individual)       (Complete if Offeror is a Partnership or Corporation)

County                       State                          County                            State
  UTAH                       UTAH                            UTAH                             UTAH

                                4.  Contract

In compliance with the solicitation of the U.S. Postal Service described above, the above named offeror proposes to provide the service called for in said solictation and, in the case of a negotiated contract, in the description of service attached hereto and made a [art hereof, at the rate of compensation set out above.

The offeror submitting the offer or proposal agrees with the U.S. Postal Service that if this offer or proposal is accepted, the offeror will give personal or representative supervision to the performance of the service.
The offeror certifies that this proposal is made in his own interest and not by him as the representative of another person or company and with full knowledge of the required conditions of service.

The solicitation and all attachments are incorporated by reference as a part of this bid or proposal.  A properly completed Section L, "Representations and Certifications" is attached hereto and is incorporated by reference as a part of this bid or proposal.

If the offeror is a partnership or corporation, the Contracting Officer may request such offeror to furnish evidence of the authority of the party executing the bid or proposal.

When a partnership bids, the signature of one partner is sufficient.



                       5.  Offeror                                           6.  US Postal Service

This bid or proposal is made in good faith and with the            The U.S. Postal Service has caused this to be
intention to enter into a contract to perform service in           executed.
case the bid or proposal is accepted.


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/s/ Eugene R. Mallette, C.E.O.   8/12/98                           /s/  Leslie A.                         9/2/98
    ------------------------------------                                ----------------------------------------
   (Signature of offeror)          (Date)                              (Signature of Contracting Officer) (Date)



Eugene R. Mallette, C.E.O.                                           Purchasing Specialist/Contracting Officer
-------------------------                                            -----------------------------------------
(Name and title of offeror)                                  (Title of Contracting Officer)


Notice of Acceptance - Transportation Services Contract Bid or Proposal For Regular Service

                                1.  ACCEPTANCE OF BID OF PROPOSAL PURSUANT TO:

a.  Solicitation No.  b.  Date of Solicitation  c.  Contract No.  d.  Begin Contract Term  e.  End Contract Term
    ASYS-R-99-01          July 17, 1998             ASYS-R-99-01      12-SEP-1998              08-SEP-2000

f.  For Mail Service  City & State                                City & State
    in or Between     Various Origin Air Stops                    Various Destination Air Stops

                                 2.  Rate of Compensation

a.  Contract Rate                             b.  Annual Mileage                c.  Rate per mile
    Terminal Handling: $0.72000000 per                 NA                           TH: $0.72000000
    Line Haul:  $0.00007836 per pound per                                           LH: $0.00007836
    great circle mile

                                 3.  Contractor

a.  Name                                                           b.  Address (Street, Cilty, State, ZIP+4)
    ALPINE AVIATION, INC. (5A)                                         3450 MIKE JENSE PARKWAY
    DBA:  ALPINE AIR                                                   PROVO, UT 84601-8205
    TAX ID NO:  87-0310531

                                 4.  Contract

Your bid or proposal submitted in response to the solicitation specified above for carrying and/or handling the
United State Mail in accordance with your bid or proposal is hereby accepted for the term named herein.

The law prohibits you from assigning or transferring this contract without the permission of the U.S. Postal
Service, and provides for cancellation of the contract if you assign or transfer it without first receiving permission.  F

Your contract with the Postal Service incorporates Solicitation ASYS-R-99-01 and all of its provisions, specifications, and attachments.

A copy of this communication has been sent to all concerned as authority for the above-referenced contract.

5.  Signature of Contracting Officer                         8.  Distribution

/s/  Leslie Hill
     -----------                                             1-  Contracting Officer
                                                             2-  Postal Data Center
6.  Title of Contracting Officer                             3-  Primary Contracting Officers's Representative
                                                             4-  Contractor
Purchasing Specialist/Contracting Officer                    5-  Postal Inspection
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7.  Address of Contracting Officer
    National Mail Transportation Purchasing



    475 L'Enfant Plaza SW
    Washington, DC 20260-6210

9a.  Date Ordered     b.  Order No.     c.  Route Order No.     d.  Budget Account No.     e.  Finance No.

     02-SEP-1998          ATS-98-302             01                 LH 53501,TH 535511         66-750
                                                                        PS 53519
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